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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 22, 2005
                                                          --------------


                             1st State Bancorp, Inc.
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Virginia                         0-25859                 56-2130744
-------------------------------    --------------------     --------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)



445 S. Main Street, Burlington, North Carolina                     27215
----------------------------------------------               ------------------
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (336) 227-8861
                                                           --------------

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On April 22, 2005, 1st State Bancorp, Inc. announced its unaudited financial results for the three and six months ended March 31, 2005. For more information, reference is made to the Company's press release dated April 22, 2005, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

       (a)    Not applicable


       (b)    Not applicable


       (c)    The following exhibit is filed herewith:


              Exhibit 99    Press Release dated April 22, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       1st STATE BANCORP, INC.



Date: April 25, 2005                   By: /s/ James C. McGill
                                           -------------------------------------
                                           James C. McGill
                                           President and Chief Executive Officer